EXHIBIT 10.56

ALEXANDER’S REGO SHOPPING CENTER, INC.,

a Delaware corporation

(the “Mortgagor”)

and

U.S. BANK NATIONAL ASSOCIATION

a national banking association,

as Bank

(the “Mortgagee”)

MORTGAGE MODIFICATION AGREEMENT

Dated as of March 12, 2012, and made effective as of March 10, 2012

_____________________________________

This instrument affects real and personal property commonly known as 96-05 Queens Boulevard, Queens, New York, having a tax map designation of Block 2084, Lot 101 in the County of Queens.

_____________________________________

RECORD AND RETURN TO:

Halloran & Sage LLP

One Goodwin Square

225 Asylum St.

Hartford, CT  06103

Attention:  James P. Maher, Esq.

MORTGAGE MODIFICATION AGREEMENT

THIS MORTGAGE MODIFICATION AGREEMENT (this “Agreement”) dated March 12, 2012, and made effective as of March 10, 2012, by and between ALEXANDER’S REGO SHOPPING CENTER, INC., a Delaware corporation having an office and a mailing address at c/o Vornado Realty Trust, 888 Seventh Avenue, New York, New York 10019 (Mortgagor"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association having a place of business and a mailing address at 1 Federal Street, 9th Floor, Boston, Massachusetts 02110 ("Mortgagee").

W I T N E S S E T H:

A.        Pursuant to the terms and conditions contained in that certain Loan Agreement dated March 10, 2009, by and among Mortgagor and Mortgagee, as amended by a certain Omnibus Loan Modification and Extension Agreement of even date herewith (the “Loan Modification Agreement”; collectively, the "Loan Agreement"), Mortgagee made to Mortgagor a loan in the maximum principal amount of $78,245,641.77  (the “Loan”).

B.        The Loan is evidenced by, among other things, that certain Amended and Restated Promissory Note dated March 10, 2009, given by Mortgagor to Mortgagee in the stated principal amount of $78,245,641.77, as amended by the Loan Modification Agreement (collectively, the “Note”), and is secured by, among other things a certain Amended and Restated Mortgage, Security Agreement, Fixture Filing and Assignment of Leases and Rents, dated March 10, 2009, from Mortgagor in favor of Mortgagee, and recorded on March 13, 2009, as CRFN 2009000073693 in the Office of the City Register of the City of New York, Queens County (as amended by this Agreement and as the same may be amended from time to time, the “Mortgage”) which encumbers certain property owned by Mortgagor located in the Borough of Queens, County of Queens, State of New York, which is more specifically described on Schedule A attached hereto (the “Mortgaged Property”).

C.        The Mortgage amended and restated certain mortgages as previously, assigned, amended, restated and consolidated as are set forth on Schedule B hereto.

D.        Mortgagor and Mortgagee desire to amend the Mortgage to reflect the amendments to the Loan Agreement and Note since the date of the Mortgage.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor and Mortgagee hereby covenant and agree as follows:

1.         Modifications to the Mortgage.

(a)        All references to the “Loan Agreement” and the “Note” contained in the Mortgage shall be deemed to mean and refer to the “Loan Agreement” or “Note,” as the case may be, as such terms are defined in this Agreement.

(b)        The notice address for Mortgagee in Section 4.3 of the Mortgage is hereby changed to:

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“If to Mortgagee:

U.S. Bank National Association
1 Federal Street, 9th Floor
Boston, Massachusetts 02110
Attention:  Real Estate Banking Division”

(c)        The Winston & Strawn LLP “with a copy to” address for the Mortgagor in Section 4.3 of the Mortgage is hereby deleted and changed to:

“With a copy to:

Rosenberg & Estis, P.C.
733 Third Avenue
New York, NY 10017
Attn:    Neil Underberg, Esq.”

To avoid doubt, the Mortgagor’s notice address and other with a copy to addresses shall remain unchanged.

2.         Modifications to Loan Documents.  All references in the Loan Documents to the “Mortgage” shall mean the “Mortgage,” as amended by this Agreement.

3.         No Other Changes or Modification.  Nothing contained in this Agreement shall be deemed to impair in any manner the validity, enforceability or priority in the Mortgage or the lien thereof.

4.         Confirmation and Reaffirmation.  All of the terms, covenants, conditions, waivers and consents contained in the Mortgage shall, remain in full force and effect.  The Mortgage, as hereby amended, the indebtedness secured thereby and the security provided thereby are hereby ratified and confirmed, and each and every grant, provision, covenant, condition, obligation, right and power contained therein or existing with respect thereto shall continue in full force and effect.  Mortgagor hereby acknowledges and agrees that the Loan Documents, as amended hereby, are enforceable against the Mortgagor and against the Mortgaged Property in accordance with their terms.

5.         Miscellaneous.

(a)        The caption and section headings in this Agreement are for convenience only and are not intended to define, alter, limit or enlarge in any way the scope of the meaning of this Agreement or any term or provisions set forth in this Agreement.

(b)        This Agreement may be executed in any number of identical original counterparts or facsimile counterparts, followed by ink-signed originals, each of which shall be deemed to be an original, and all of which shall collectively constitute a single agreement, fully binding and enforceable against the parties hereto.

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(c)        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement and obligations of such parties hereunder are and at all times shall be deemed to be for the exclusive benefit of such parties and their respective successors and assigns, and nothing set forth herein shall be deemed to be for the benefit of any other person.

(d)       This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

[Remainder of page intentionally blank; signature page follows.]

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IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed under seal and intending to be legally bound as of the day and year first above written.

      MORTGAGOR:

Signed and Acknowledged

in the Presence of:                        ALEXANDER’S REGO SHOPPING CENTER, INC.

/s/ Richard Reczka	By:	/s/ Alan Rice
Name: Richard Reczka	Name:	Alan Rice
	Title:	Authorized Signatory

      MORTGAGEE:

Signed and Acknowledged

in the Presence of:                        U.S. BANK NATIONAL ASSOCIATION

/s/ Tamisha Atkins	By:	/s/ David Heller
Name: Tamisha Atkins	Name:	David Heller
	Title:	Vice President

[Signature page to Mortgage Modification Agreement]

STATE OF NEW YORK                   :

:           SS

COUNTY OF Kings                          :

On the 8th day of March, in the year 2012, before me, the undersigned, personally appeared Alan Rice, the Authorized Signatory of Alexander’s Rego Shopping Center, Inc., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Maria A. Pinto	/s/ Maria A. Pinto
Notary Public, State of New York	Notary Public
No. 01P16108290	My Commission Expires: 4/12/12
Qualified in Kings County
Commission Expires April 12, 2012

COMMONWEALTH OF MASSACHUSETTS                   :

:           SS

COUNTY OF SUFFOLK                                                      :

On the 8th day of March, in the year 2012, before me, the undersigned, personally appeared David Heller, the Vice President of U.S. Bank National Association, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Rhonda Sacks	/s/ Rhonda Sacks
Notary Public	Notary Public
Commonwealth of Massachusetts	My Commission Expires: 6/22/18
Commission Expires June 22, 2018

[Acknowledgment page to Mortgage Modification Agreement]

SCHEDULE A
[Legal Description]

Exhibit A

LEGAL DESCRIPTION

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough and County of QUEENS, City and State of NEW YORK, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the easterly side of JUNCTION BOULEVARD (80 feet wide) and the southerly side of 62ND DRIVE, formerly URGUHART STREET, as said Boulevard and Drive are shown on the Topographical Map of the City of New York for the Borough of Queens;

running thence easterly along the southerly side of 62ND DRIVE, 456.35 feet to the corner formed by the intersection of the said 62ND DRIVE and the westerly side of 97TH STREET (60 feet wide), as said 97TH STREET was shown on the Topographical Map of the City of New York for the Borough of Queens, prior to the Adoption on December 20, 1951, of Alteration Map No. 3530;

thence southerly along the westerly side of said 97TH STREET, 529.99 to the northwesterly side of 63RD ROAD (80 feet wide) as said 63RD ROAD is shows on the Topographical Map of the City of New York for the Borough of Queens;

thence southwesterly along the northwesterly side of 63RD ROAD, 406.22 feet to the corner formed by the intersection of the said northwesterly side of 63RD ROAD and the northeasterly side of QUEENS BOULEVARD (200 feet wide) as shown on the final Topographical Map of the City of New York;

thence northwesterly along the northeasterly side of QUEENS BOULEVARD, 86 feet to the corner formed by the intersection of the said northeasterly side of QUEENS BOULEVARD and the easterly side of said JUNCTION BOULEVARD;

thence northerly along the easterly side of JUNCTION BOULEVARD, 549.82 feet to the corner at the point or place of BEGINNING.

FOR INFORMATION ONLY:	BLOCK: 2084	LOT: 101

SCHEDULE B

[Schedule of Mortgages]

1.   Building Loan Mortgage, Assignment of Leases and Rents and Security Agreement dated March 29, 1995 in the principal amount of $38,739,611.00 by Alexander's, Inc., a Delaware Corporation to Union Bank of Switzerland, recorded on March 30, 1995 in Reel 4097, Page 746 in the Office of the City Register of the City of New York, Queens County.

Assignment of Mortgage dated May 12, 1999 by UBS AG, Stamford Branch (successor to Union Bank of Switzerland) to The Chase Manhattan Bank, a New York banking corporation, recorded on June 7, 1999 in Reel 5263, Page 2270 in the Office of the City Register of the City of New York, Queens County.

2.   Project Loan Mortgage, Assignment of Leases and Rents and Security Agreement dated March 29, 1995 in the principal amount of $46,260,389.00 by Alexander's, Inc., a Delaware Corporation to Union Bank of Switzerland, recorded on March 30, 1995 in Reel 4097, Page 780 in the Office of the City Register of the City of New York, Queens County.

Assignment, Assumption and Modification Agreement dated April 19, 1995 among Alexander's, Inc., a Delaware corporation, Alexander's of Rego Park, Inc., a Delaware corporation and Union Bank of Switzerland, recorded on April 20, 1995 in Reel 4110, Page 739 in the Office of the City Register of the City of New York, Queens County.

Assignment of Mortgage dated May 12, 1999 by UBS AG, Stamford Branch (successor to Union Bank of Switzerland) to The Chase Manhattan Bank, a New York banking corporation, recorded on June 7, 1999 in Reel 5263, Page 2276 in the Office of the City Register of the City of New York, Queens County.

Amended, Restated and Consolidated Mortgage and Security Agreement dated May 12, 1999 by and between Alexander's Rego Shopping Center, Inc., a Delaware corporation and The Chase Manhattan Bank, a New York banking corporation, recorded on June 7, 1999 in Reel 5263, Page 2302 in the Office of the City Register of the City of New York, Queens County. Consolidates Mortgages 1 and 2 to form a single lien in the amount of $82,000,000.00.

Assignment of Mortgages dated October 10, 2000 by The Chase Manhattan Bank, a New York banking corporation to State Street Bank and Trust Company, as Trustee for the Registered Holders of Chase Manhattan Bank-First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass Though Certificates Series, 1999-1, recorded November 22, 2000 in Reel 5727, Page 0118 in the Office of the City Register of the City of New York, Queens County.

Assignment of Mortgage dated March 9, 2009 by U.S. Bank National Association, successor-in-interest to State Street Bank and Trust Company, as trustee for the Registered Holders of Chase Manhattan Bank-First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Passthrough Certificates, Series 1999-1 to U.S. Bank National Association, recorded March 13, 2009 in CRFN 20090000736 in the Office of the City Register of the City of New York, Queens County.